                                                                    Exhibit 31.2

                CERTIFICATION OF THE PRINCIPAL FINANCIAL OFFICER
            PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Kumar Gursahaney, certify that:

1.    I have reviewed this quarterly report on Form 10-Q of AmCOMP  Incorporated for the quarter ended June 30, 2007;

2.    Based on my knowledge,  this report does not contain any untrue  statement of a material fact or omit to state a material fact  necessary to make the statements made, in light of the circumstances under which such statements were made,  not  misleading  with  respect  to the period  covered by this report;

3.    Based on my  knowledge,  the  financial  statements,  and other  financial information  included  in this  report,  fairly  present  in all  material respects the financial condition,  results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.    The  registrant's  other  certifying  officer(s) and I are responsible for establishing  and  maintaining  disclosure  controls  and  procedures  (as defined in Exchange Act Rules  13a-15(e) and 15d-15(e)) for the registrant and have:

          a)  Designed such disclosure  controls and procedures,  or caused such disclosure  controls  and  procedures  to be  designed  under  our supervision,  to ensure that material  information relating to the registrant, including its consolidated subsidiaries, is made known to us by others  within those  entities,  particularly  during the period in which this report is being prepared;

          b)  Evaluated  the   effectiveness  of  the  registrant's   disclosure
              controls  and   procedures   and  presented  in  this  report  our
              conclusions about the effectiveness of the disclosure controls and procedures,  as of the end of the period  covered  by this  report based on such evaluation; and

          c)  Disclosed in this report any change in the  registrant's  internal
              control  over  financial   reporting  that  occurred   during  the
              registrant's most recent fiscal quarter (the  registrant's  fourth fiscal  quarter  in  the  case  of  an  annual  report)  that  has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5.    The registrant's other certifying  officer(s) and I have disclosed,  based
      on  our  most  recent   evaluation  of  internal  control  over  financial
      reporting,  to the  registrant's  auditors and the audit  committee of the registrant's  board of directors  (or persons  performing  the  equivalent functions):

          a)  All significant deficiencies and material weaknesses in the design or operation of internal  control over financial  reporting  which are reasonably likely to adversely affect the registrant's ability to record,  process,  summarize and report financial  information;
              and

          b)  Any fraud,  whether or not material,  that involves  management or other  employees who have a significant  role in the  registrant's internal control over financial reporting.

                                             /s/ Kumar Gursahaney
                                             -----------------------------------
                                             Name:  Kumar Gursahaney
                                             Title: Principal Financial Officer

  Date: August 9, 2007